UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 08, 2025

Longevity Health Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40228	86-1645738
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2403 Sidney Street, Suite 300
Pittsburgh, Pennsylvania		15203
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 412 894-8248

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	XAGE	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $345.00	XAGEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On July 14, 2025, Longevity Health Holdings, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, THP Sub, Inc.., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), True Health Inc., a Delaware corporation (“True Health”), and Truehealth Management Group LLC, a Delaware limited liability company (“TMG”), pursuant to which, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, (i) Merger Sub will merge with and into True Health (the “Merger”), with True Health continuing as a wholly owned subsidiary of the Company and the surviving company of the Merger (the “Surviving Company”) and (ii) the Company will acquire TMG’s right, title and interest in and to the authorizations, approvals, licenses, permits, certificates, registrations or exemptions issued by the U.S. Food and Drug Administration that are required for the research, development, collection, manufacture, processing, labeling, distribution, marketing, storage, transportation, use, sale and provision of True Health’s products, as listed on Exhibit A of the Merger Agreement (the “License Purchase”).

Merger Consideration

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), all outstanding shares of True Health common stock, par value $0.001 per share (the “True Health Common Stock”), and all outstanding shares of True Health preferred stock, par value $0.001 per share (the “True Health Preferred Stock,” and together with True Health Common Stock, the “True Health Capital Stock”), (in each case, other than any Excluded Shares and Dissenting Shares (each such term as defined in the Merger Agreement)) will automatically be cancelled and will cease to exist and will thereafter only represent the right to receive a portion of the number of shares of the Company’s common stock, par value $0.0001 per share (the “Company Common Stock”), determined by dividing True Health’s valuation of $59 million by a per share price attributable to the Company Common Stock of $3.00 (which, for the avoidance of doubt, is equal to 19,666,667 shares of Company Common Stock)(such shares, the “Merger Shares”), with each holder of shares of True Health Capital Stock (other than any Excluded Shares and Dissenting Shares) issued and outstanding immediately prior to Effective Time being entitled to receive such holder’s Pro Rata Share (as defined in the Merger Agreement) of the Merger Shares (and such holder’s Pro Rata Share of 6,666,667 shares of Parent Common Stock, as such shares may be adjusted for any stock split, reverse stock split, recapitalization, reclassification, reorganization, exchange, subdivision or combination, after the Closing (as defined below), based on the performance of Surviving Company if, as and when the requirements as set forth in the Section 3.6 of the Merger Agreement are achieved).

Subject to the terms and conditions of the Merger Agreement, at the Effective Time, each warrant for True Health Common Stock (a “True Health Warrant”) outstanding immediately prior to the Effective Time (that will not terminate per its own terms upon the Effective Time) will be automatically assumed by the Company and will become a warrant to acquire, on the same terms and conditions as were applicable under such True Health Warrant, the number of shares of Company Common Stock equal to the Pro Rata Share of the Merger Shares to which the holder of such True Health Warrant is entitled based on the number of shares of True Health Common Stock subject to the unexercised portion of such True Health Warrant immediately prior to the Effective Time (rounded down to the nearest whole share number), at an exercise price per share equal to the exercise price per share of such True Health Warrant immediately prior to the Effective Time divided by the ratio determined by dividing the number of the Merger Shares by the total number of shares of True Capital Stock outstanding on a fully diluted basis immediately prior to the Effective Time (rounded up to the nearest whole cent).

License Purchase Consideration

Subject to the terms and conditions of the Merger Agreement, the aggregate consideration for the License Purchase will be $5 million payable in cash by the Company upon the consummation of a sale of equity or debt securities of the Company, or a debt financing by the Company, in an aggregate amount of at least $5 million. For the avoidance of doubt, no consideration attributable to the License Purchase is being paid in connection with the Merger. The closing of the License Purchase (the “License Purchase Closing”) will occur concurrently with the closing of the Merger (the “Closing”).

Conditions to the Merger

The Closing is subject to the satisfaction or, to the extent permitted by law, the waiver of certain conditions including, among other things, (i) the Registration Statement (as defined below) having become effective in accordance with the provisions of the Securities Act of 1933, as amended (the “Securities Act”), and not being subject to any stop order or proceeding seeking a stop order or having been withdrawn, (ii) no law or order preventing the Merger and the other transactions contemplated by the Merger Agreement, (iii) the required approvals by each respective party’s stockholders, (iv) the executed Lock-Up Agreements (as defined in the Merger Agreement) having been delivered to the Company and True Health, respectively, (v) the shares of Company Common Stock to be issued in the Merger being approved for listing (subject to official notice of issuance) on the Nasdaq Stock Market (“Nasdaq”) and the Company having maintained its existing listing on Nasdaq and obtaining approval of the listing of the combined company on Nasdaq and (vi) each of the conditions to the License Purchase having been satisfied or waived at or prior to Closing.

Conditions to the License Purchase

The License Purchase Closing is subject to the satisfaction or, to the extent permitted by law, the waiver of certain conditions including, among other things, (i) each of the conditions to the Merger (other than the condition set forth in clause (vi) above) having been satisfied or waived at or prior to the License Purchase Closing and (ii) all required third-party consents, waivers, approvals, authorizations and notices having been obtained or made.

Certain Other Terms of the Merger Agreement

The Merger Agreement contains customary representations, warranties and covenants made by the Company, True Health and TMG, including covenants relating to obtaining the requisite approvals of the stockholders of the Company and True Health, indemnification of directors and officers, and the Company’s and True Health’s conduct of their respective businesses between the date of signing the Merger Agreement and the date of the Closing.

In connection with the Merger, the Company will prepare and file a combined registration statement on Form S-4 registering the Company Common Stock to be issued to the True Health stockholders in the Merger (the “Registration Statement”), and a proxy statement with respect to the meeting of the Company’s stockholders (the “Proxy Statement”) at which, among other things, the Company has agreed to seek the approval of its stockholders with respect to certain actions, including the issuance of Company Common Stock to the True Health stockholders in connection with the Merger and the other transactions contemplated under the Merger Agreement, pursuant to Nasdaq rules.

The Merger Agreement contains certain termination rights, including, among others, (i) the mutual written consent of the parties, (ii) the right of True Health or the Company to terminate the Merger Agreement if the Merger has not been consummated by November 30, 2025 (the “End Date”), (iii) the right of True Health or the Company to terminate the Merger Agreement if a court of competent jurisdiction or other governmental body issues a final and non-appealable order, decree or ruling, or has taken any other action, having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger and the other transactions contemplated by the Merger Agreement, (iv) the right of the Company to terminate the Merger Agreement if True Health stockholder approval is not obtained by written consent in lieu of a meeting within two business days of the Registration Statement becoming effective, (v) the right of True Health or the Company to terminate the Merger Agreement if the Company’s stockholders fail to approve the issuance of Company Common Stock to True Health stockholders, (vi) the right of the Company to terminate the Merger Agreement, at any time prior to obtaining Company stockholder approval, upon the occurrence of a Company Triggering Event (as defined in the Merger Agreement) (vii) the right of True Health to terminate the Merger Agreement, at any time prior to obtaining True Health stockholder approval, upon the occurrence of a Parent Triggering Event (as defined in the Merger Agreement), (viii) the right of True Health or the Company to terminate the Merger Agreement due to a breach by the other party of any of its representations, warranties or covenants which would result in the closing conditions not being satisfied, subject to certain conditions, and (ix) the right of True Health or the Company to terminate the Merger Agreement within five business days of receiving the disclosure letter to the Merger Agreement to be delivered by the other party pursuant to Section 7.14 of the Merger Agreement if such party determines that any disclosure provided therein would result in a Parent Material Adverse Effect or Company Material Adverse Effect (each such term as defined in the Merger Agreement), respectively.

The foregoing summary does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed herewith as Exhibit 2.1 and is incorporated by reference herein.

Item 5.01 Changes in Control of Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 5.01.

Item 8.01 Other Events.

On July 8, 2025, the Agreement and Plan of Merger, dated April 11, 2025, by and among the Company, Merger Sub (previously known as Longevity Health Biomarkers, Inc.), 20/20 Biolabs, Inc., a Delaware corporation, and Jonathan Cohen, as the Stockholder Representative, as amended by that certain Amendment No. 1 to Merger Agreement, dated as of June 24, 2025 (the “Biolabs Merger Agreement”), automatically terminated in accordance with its terms. No termination fee or other payment is due to any party to the Biolabs Merger Agreement from any other party thereto as a result of the termination.

On July 14, 2025, the Company issued a press release announcing the signing of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K (this “Current Report”) contains forward-looking statements that are based on beliefs, assumptions and information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,”

“could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology. However, not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although the Company believes that it has a reasonable basis for each forward-looking statement contained in this Current Report, the Company cautions you that these statements are based on a combination of facts and factors currently known by it and its projections of the future, about which the Company cannot be certain. Forward-looking statements in this Current Report include, but are not limited to, statements regarding (i) the Merger, the License Purchase and anticipated benefits of the Merger and License Purchase, (ii) the anticipated impact of the Merger on the combined company’s business and future financial and operating results, (iii) aspects of the Company’s and True Health’s operations, (iv) our goals, plans and projections with respect to our operations, financial position and business strategy. We cannot assure you that the forward-looking statements in this Current Report will prove to be accurate. These forward-looking statements are subject to a number of significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among others, (1) risks relating to the proposed Merger, including (a) the inability to obtain regulatory approvals required to consummate the Merger on the terms expected, at all or in a timely manner, (b) the failure of conditions to the Closing and the ability of the parties to consummate the Merger on a timely basis or at all, (c) the failure of the Merger to deliver the estimated value and benefits expected by the Company, (d) the incurrence of unexpected future costs, liabilities or obligations as a result of the Merger, (e) the effect of the announcement of the Merger on the ability of the Company or True Health to retain and hire necessary personnel and maintain relationships with material commercial counterparties, consumers and others with whom the Company and True Health do business, (f) the ability of the Company to successfully integrate True Health’s operations over time, (h) the ability of the Company to successfully implement its plans, forecasts and other expectations with respect to True Health’s business after the Closing (i) the risk that as a result of adjustments to the Exchange Ratio, each company’s stockholders could own more or less of the combined company than is currently anticipated, (j) risks related to the market price of the Company’s common stock relative to the value suggested by the Exchange Ratio, (k) risks related to the Company’s ability to maintain its listing on the Nasdaq Capital Market and to manage its operating expenses and its expenses associated with the proposed Merger pending the Closing and (l) other risks and uncertainties inherent in a transaction of this size and nature, (2) the general strength of the economy and other economic conditions; (3) risks related to the diversion of management’s attention from the Company’s ongoing business; (4) the ability to recognize anticipated benefits from our commercial products, R&D pipeline, and distribution agreements, (5) changes in applicable laws or regulations, and (6) other risks and uncertainties described under the header “Risk Factors” in the Company’s Annual Report on Form 10-K filed by us with the SEC on March 31, 2025, and in our other reports filed with the SEC. Most of these factors are outside of our control and are difficult to predict. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by the Company or any other person that we will achieve our objectives and plans in any specified time frame or at all. Except as required by law, we undertake no obligation to publicly update any forward-looking statement contained herein to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this Current Report.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities nor a solicitation of any vote or approval with respect to the proposed transaction or otherwise. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, and otherwise in accordance with applicable law.

Additional Information and Where to Find It

This communication relates to the proposed Merger involving the Company and True Health and may be deemed to be solicitation material in respect of the proposed Merger. In connection with the proposed Merger, the Company will file relevant materials with the SEC, including the Form S-4, the Proxy Statement and prospectus. This communication is not a substitute for the Form S-4, the Proxy Statement or for any other document that the Company may file with the SEC and or send to the Company’s stockholders in connection with the proposed Merger. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE FORM S-4, THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE PROPOSED MERGER AND RELATED MATTERS.

Investors and security holders will be able to obtain free copies of the Form S-4, the Proxy Statement and other documents filed by the Company with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by Longevity with the SEC will also be available free of charge on Longevity’s website at www.healthxage.com, or by contacting Bryan Cassaday at bcassaday@healthxage.com.

Participants in the Solicitation

The Company, True Health, and their respective directors and certain of their executive officers may be considered participants in the solicitation of proxies from the Company’s stockholders with respect to the Merger under the rules of the SEC. Information about the directors and executive officers of the Company is set forth in its Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on March 31, 2025, subsequent Quarterly Reports on Form 10-Q and other documents that may be filed from time to time with the SEC. Additional information regarding the persons who may be deemed participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in the Form S-4, the Proxy Statement and other relevant materials to be filed with the SEC when they become available. You may obtain free copies of these documents as described above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
2.1*	Agreement and Plan of Merger, dated as of July 14, 2025, by and among Longevity Health Holdings, Inc., THP Sub, Inc., True Health Inc. and Truehealth Management Group LLC.
99.1	Press Release, dated July 14, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONGEVITY HEALTH HOLDINGS, INC.

Date:	July 14, 2025	By:	/s/ Rajiv Shukla
Rajiv Shukla Chief Executive Officer